      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 2, 2002.
                                                    Registration No. 333-

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                               PENTON MEDIA, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                   DELAWARE                             36-2875386
        (State or Other Jurisdiction        (I.R.S. Employer Identification No.)
     of Incorporation or Organization)

                   1100 Superior Avenue, Cleveland, Ohio 44114
           (Address of Principal Executive Offices Including Zip Code)

                   1998 EQUITY AND PERFORMANCE INCENTIVE PLAN
            (As Amended and Restated Effective as of March 15, 2001)
                            (Full Title of the Plans)

                                 Preston L. Vice
                              Senior Vice President
                               Penton Media, Inc.
                              1100 Superior Avenue
                              Cleveland, Ohio 44114
                     (Name and Address of Agent For Service)

                            Telephone: (216) 696-7000
          (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE

========================== ======================== ======================== ======================== ======================
Title of                                            Proposed Maxi-           Proposed Maxi-           Amount of
Securities to              Amount to be             mum Offering             mum Aggregate            Registration
be Registered              Registered (1)(2)        Price Per Share (3)      Offering Price (3)       Fee
========================== ======================== ======================== ======================== ======================

========================== ======================== ======================== ======================== ======================
Common Stock, $0.01 par    3,000,000                $6.82                    $20,460,000              $1,882.32
value per share (4)
========================== ======================== ======================== ======================== ======================

(1) Represents shares of common stock of the registrant, $0.01 par value per share ("Common Stock"), issuable pursuant to the Penton Media, Inc. 1998 Equity and Performance Incentive Plan (As Amended and Restated Effective as of March 15, 2001) (the "Plan") being registered hereon. In addition, 2,500,000 shares of Common Stock issuable pursuant to the Plan (prior to its amendment and restatement) were previously registered with the Securities and Exchange Commission ("SEC") on April 1, 1999 on Registration Statement No. 333-75403.

(2) Pursuant to Rule 416(c) of the Securities Act of 1933 (the "Securities Act"), this Registration Statement also covers such additional Common Stock as may become issuable pursuant to the anti-dilution provisions of the Plan.

(3) Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of such securities on the New York Stock Exchange on April 29, 2002, within five business days prior to filing.

(4) One right ("Right") will also be issued with respect to each share of Common Stock. The terms of the Rights are described in the Form 8-A filed by Penton Media, Inc. with the SEC on June 12, 2000.

                 INCORPORATION OF EARLIER REGISTRATION STATEMENT

         The contents of Registration Statement No. 333-75403, filed on April 1, 1999, are incorporated herein by reference.

Item 8.  Exhibits.
         --------

            4.1 Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registrant's Registration Statement No. 333-56877 on Form S-1, dated August 5, 1998, and incorporated herein by reference).

            4.2         Amended and Restated By-laws of the Registrant (filed as
                        Exhibit 3.2 to the Registrant's Registration Statement No. 333-56877 on Form S-1, dated August 5, 1998, and incorporated herein by reference).

            4.3 Penton Media, Inc. 1998 Equity and Performance Incentive Plan (As Amended and Restated Effective as of March 15,
                        2001) (filed as Appendix B to the registrant's Proxy Statement dated April 6, 2001, and incorporated herein by reference).

            4.4 Rights Agreement, dated as of June 9, 2000, by and between Penton Media, Inc. and Harris Trust and Savings Bank (filed as Exhibit 4.1 to the Registrant's Form 8-A dated June 12, 2000).

            5           Opinion of Jones, Day, Reavis & Pogue.

            23.1 Consent of PricewaterhouseCoopers LLP with respect to the Consolidated Financial Statements of Penton Media, Inc.

            23.2        Consent of Counsel-- See Exhibit 5.

            24          Power of Attorney.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on May 2, 2002.

                                          PENTON MEDIA, INC.



                                   By:    /s/ Preston L. Vice
                                          --------------------------------------
                                   Name:      Preston L. Vice
                                   Title:     Senior Vice President

         Pursuant to the requirements of the Securities Act of 1933 this Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of May, 2002.

Signature                                        Title
---------                                        -----

                                    Chief Executive Officer and Director
            *                       Principal Executive Officer)
--------------------------
     Thomas L. Kemp
                                    Interim Chief Financial Officer
/s/ Preston L. Vice                 Principal Financial Officer)
--------------------------
     Preston L. Vice
                                    Director
            *
--------------------------
     Paul W. Brown

                                    Director
            *
--------------------------
     Daniel C. Budde

                                    Director
            *
--------------------------
     Peni A. Garber

                                    Director
            *
--------------------------
     King Harris

                                    Director
            *
--------------------------
     John J. Meehan

                                    Director
            *
---------------------------
     David B. Nussbaum

                                    Director
            *
---------------------------
     Daniel J. Ramella

                                    Director
            *
---------------------------
     Edward J. Schwartz

                                    Director
            *
---------------------------
     Hannah C. Stone

                                    Director
            *
---------------------------
     William B. Summers

                                    Director
            *
---------------------------
     Richard B. Swank


     *This Registration Statement has been signed by the above officers and directors by Preston L. Vice, as attorney-in-fact pursuant to a power of attorney filed as Exhibit 24 to this Registration Statement.

Date:    May 2, 2002              By:      /s/ Preston L. Vice
                                           ------------------------------------
                                                  Preston L. Vice
                                                  Attorney-in-Fact

                                  EXHIBIT INDEX
                                  -------------


            4.1 Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registrant's Registration Statement No. 333-56877 on Form S-1, dated August 5, 1998, and incorporated herein by reference).

            4.2         Amended and Restated By-laws of the Registrant (filed as
                        Exhibit 3.2 to the Registrant's Registration Statement No. 333-56877 on Form S-1, dated August 5, 1998, and incorporated herein by reference).

            4.3 Penton Media, Inc. 1998 Equity and Performance Incentive Plan (As Amended and Restated Effective as of March 15,
                        2001) (filed as Appendix B to the registrant's Proxy Statement dated April 6, 2001, and incorporated herein by reference).

            4.4 Rights Agreement, dated as of June 9, 2000, by and between Penton Media, Inc. and Harris Trust and Savings Bank (filed as Exhibit 4.1 to the Registrant's Form 8-A dated June 12, 2000).

            5           Opinion of Jones, Day, Reavis & Pogue.

            23.1 Consent of PricewaterhouseCoopers LLP with respect to the Consolidated Financial Statements of Penton Media, Inc.

            23.2        Consent of Counsel-- See Exhibit 5.

            24          Power of Attorney.